EXHIBIT 10.1



                               ROGERS CORPORATION
                          2005 EQUITY COMPENSATION PLAN

               PERFORMANCE-BASED RESTRICTED STOCK AWARD AGREEMENT


     Pursuant to the Rogers Corporation 2005 Equity Compensation Plan (the "Plan"), Rogers Corporation (the "Company") hereby grants to _____________________________ (the "Grantee"), a restricted stock award (the
"RSA"), subject to the terms of this Agreement. The target number of shares of capital stock of the Company (the "Capital Stock") subject to this RSA is __________ shares of Capital Stock (the "Target Shares"). This Agreement is dated as of __________________.

     1. Acceptance of Award. The Grantee shall have no rights with respect to this RSA unless he or she shall have accepted this RSA prior to the close of business on ______________ by signing and delivering to the Company a copy of this RSA Agreement.

     2. Issuance of Restricted Stock. The actual number of shares of Capital Stock to be issued to the Grantee will vary depending upon the Company's cumulative annual growth in earnings per share during the Company's __________________ fiscal years (the "Performance Period") as compared to the Target EPS Growth, as set forth on Schedule A hereto.

                           Performance Achieved      Percentage of Target Shares
                           --------------------      ---------------------------

     Below Threshold    Less than 0% of Target EPS    None
                        Growth

     Threshold          0% of Target EPS Growth       0% of Target Shares

     Target             100% of Target EPS Growth     100% of Target Shares

     Maximum            200% or more of Target EPS    200% of Target Shares
                        Growth

The percentage of Target Shares to be issued where performance achievement is between threshold, target and maximum shall be scaled appropriately on a linear basis (e.g., 50% of Target EPS Growth will result in 50% of Target Shares). Upon the certification by the Committee of performance achievement following the Performance Period (the date of such certification by the Committee, the "Grant Date"), the number of shares of Capital Stock determined pursuant to this Paragraph 2 shall be issued to the Grantee, and the Grantee's name shall be entered as the shareholder of record on the books of the Company. Thereupon, the Grantee shall have all the rights of a shareholder with respect to such shares, including voting rights.


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     3. Restrictions and Conditions. If the Grantee's employment with the
Company and its Subsidiaries is voluntarily or involuntarily terminated for any reason, other than death, Disability, or Retirement (as defined in the Plan), prior to the end of the Performance Period, the Grantee shall forfeit any and all rights hereunder and no shares of Capital Stock shall be issued hereunder regardless of actual performance during the Performance Period. If the Grantee's employment with the Company and its subsidiaries is terminated due to the Grantee's death, Disability, or Retirement (as defined in the Plan), prior to the end of the Performance Period, the number of shares of Capital Stock determined pursuant to Paragraph 2 to be issued to the Grantee shall be pro rated based on the number of full fiscal years completed during the Performance Period before the Grantee's termination of employment (e.g., if the Grantee's Retirement occurs during the second quarter of the third fiscal year, the last year of the assumed measurement period, then the Grantee shall receive 2/3 of the number of shares of Capital Stock determined pursuant to Paragraph 2 based on the performance achieved at the end of the three year measurement period).

     4. RSA Shares. The shares to be issued under the Plan are shares of the Capital Stock of the Company as constituted as of the date of this Agreement, subject to adjustment as provided in Section 3(b) of the Plan.

     5. Dividends. Grantee shall also be paid on the Grant Date cash in an amount equal to the dollar value of dividends paid by the Company per share of Capital Stock during the period starting on the date of this Agreement and ending on the Grant Date multiplied by the number of shares of Capital Stock issued hereunder to Grantee on the Grant Date.

     6. Tax Withholding. The Grantee hereby agrees that the Grantee shall make appropriate arrangements with the Company for such income and employment tax withholding as may be required of the Company under applicable United States federal, state or local law on account of the RSA. The Grantee may satisfy the obligation(s), in whole or in part, by electing (i) to make a payment to the Company in cash, by check or by other instrument acceptable to the Company, (ii) subject to the general or specific approval of the Compensation and Organization Committee of the Board of Directors of the Company (the "Committee"), to deliver to the Company a number of already-owned shares of Capital Stock having a value not greater than the amount required to be withheld (such number may be rounded up to the next whole share), or (iii) by any combination of (i) and (ii). The value of shares to be delivered (if permitted by the Committee) shall be based on the Fair Market Value of a share of Capital Stock as of the date the amount of tax to be withheld is to be determined.

     7. The Plan. The RSA is subject in all respects to the terms, conditions, limitations and definitions contained in the Plan. In the event of any discrepancy or inconsistency between this Agreement and the Plan, the terms and conditions of the Plan shall control. Capitalized terms in this Agreement shall have the meaning specified in the Plan, unless a different meaning is specified herein.

     8. No Obligation to Continue Employment. Neither the Company nor any Subsidiary is obligated by or as a result of the Plan or this Agreement to continue the Grantee in employment.


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     9. Notices. Notices hereunder shall be mailed or delivered to the Company at its principal place of business and shall be mailed or delivered to the Grantee at the address on file with the Company or, in either case, at such other address as one party may subsequently furnish to the other party in writing.

     10. Purchase Only for Investment. To insure the Company's compliance with the Securities Act of 1933, as amended, the Grantee agrees for himself or herself, the Grantee's legal representatives and estate, or other persons who acquire the right to the RSA upon his or her death, that shares will be acquired hereunder for investment purposes only and not with a view to their distribution, as that term is used in the Securities Act of 1933, as amended, unless in the opinion of counsel to the Company such distribution is in compliance with or exempt from the registration and prospectus requirements of that Act.

     11. Governing Law. This Agreement and the RSA shall be governed by the laws of the Commonwealth of Massachusetts, United States of America.

     12. Beneficiary Designation. The Grantee hereby designates the following person(s) as the Grantee's beneficiary(ies) to whom shall be transferred any rights under the RSA which survive the Grantee's death. If the Grantee names more than one primary beneficiary and one or more of such primary beneficiaries die, the deceased primary beneficiary's interest will be apportioned among any surviving primary beneficiaries before any contingent beneficiary receives any amount, unless the Grantee indicates otherwise in a signed and dated additional page. The same rule shall apply within the category of contingent beneficiaries. Unless the Grantee has specified otherwise herein, any rights which survive the Grantee's death will be divided equally among the Grantee's primary beneficiaries or contingent beneficiaries, as the case may be.


                            PRIMARY BENEFICIARY(IES)

       Name                              %                   Address
       ----                             ----                 -------

(a)  _____________________________      ____     _______________________________

(b)  _____________________________      ____     _______________________________

(c)  _____________________________      ____     _______________________________



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                           CONTINGENT BENEFICIARY(IES)

       Name                              %                   Address
       ----                             ----                 -------

(a)  _____________________________      ____     _______________________________

(b)  _____________________________      ____     _______________________________

(c)  _____________________________      ____     _______________________________


     In the absence of an effective beneficiary designation, the Grantee acknowledges that any rights under the RSA which survive the Grantee's death shall be rights of his or her estate.

                                                 ROGERS CORPORATION


                                                 By: ___________________________
                                                     Name:
                                                     Title:


     The undersigned hereby acknowledges receipt of the foregoing RSA and agrees to its terms and conditions:


                                                 -------------------------------
                                                 Grantee


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                                   SCHEDULE A

                                Target EPS Growth
                                -----------------





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